UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Pasithea Therapeutics Corp.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Pasithea Therapeutics Corp.
1111 Lincoln Road, Suite 500
Miami Beach, Florida 33139

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

Dear Stockholders:

A Special Meeting of Stockholders (the “Special Meeting”) of Pasithea Therapeutics Corp. (the “Company”) will be held in a virtual meeting format on January 28, 2026 at 9:00 AM Eastern Time. The Board of Directors of the Company (the “Board”) has called this Special Meeting of the Company’s stockholders for the following purposes:

1.	Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), to increase the number of our authorized shares of common stock, par value $0.0001 per share (“Common Stock”), from 100,000,000 shares to 500,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Increase to Authorized Proposal”); and

2.	Approval of an amendment to the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan, as amended (the “2023 Incentive Plan”), to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 11,985,779 shares (the “2023 Incentive Plan Amendment Proposal”).

The 2023 Incentive Plan Amendment Proposal is dependent upon the approval of the Increase to Authorized Proposal. If the Increase to Authorized Proposal is not approved, we will not amend the 2023 Incentive Plan.

Only stockholders of record as of the close of business on December 22, 2025, the date fixed by the Board as the record date for the Special Meeting (the “Record Date”), are entitled to notice of, and to vote at, the Special Meeting. A list of stockholders of record of the Company as of the Record Date will be open for inspection during ordinary business hours for a period of 10 days ending on the day before the Special Meeting date at 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139.

The Special Meeting will be a completely virtual meeting. There will be no physical meeting location. The Special Meeting will be conducted via live webcast. Stockholders will have the same rights and opportunities to participate in our virtual Special Meeting as they would at an in-person meeting. For more information on our virtual Special Meeting, including details on how to attend the Special Meeting, see the instructions under “Information About the Special Meeting and Voting” on page 2 of this Proxy Statement.

Whether or not you plan to attend the Special Meeting, and regardless of the number of shares of Common Stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of proxy submission described on your proxy card, even if you plan to attend the Special Meeting, so that if you are unable to attend the Special Meeting, your shares can be voted. Any stockholder of record who submits a proxy card retains the right to revoke such proxy card by: (i) submitting a written notice of such revocation to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m., EST on January 27, 2026; (ii) submitting a duly signed proxy card bearing a later date than the previously signed and dated proxy card to the Chief Executive Officer of the Company so that it is received no later than 5:00 p.m., EST on January 27, 2026; or (iii) attending the Special Meeting virtually and voting thereat the shares represented by such proxy card. Attendance at the Special Meeting will not, in and of itself, constitute revocation of a completed, signed and dated proxy card previously returned. All such later-dated proxy cards or written notices revoking a proxy card should be sent to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer. If you hold shares of Common Stock in street name, you must contact the firm or intermediary that holds your shares to change or revoke any prior voting instructions pursuant to such firm’s or intermediary’s procedures.

Please read carefully the enclosed Proxy Statement, which explains the proposals to be considered by you and acted upon at the Special Meeting.

If you have any questions about the procedures for admission to the Special Meeting, please contact Patrick Gaynes, Corporate Communications at pgaynes@pasithea.com.

December , 2025	By Order of the Board of Directors,

Tiago Reis Marques
Chief Executive Officer and Director

i

PASITHEA THERAPEUTICS CORP.
PROXY STATEMENT
FOR SPECIAL MEETING OF STOCKHOLDERS

December      , 2025

INTRODUCTION

This Proxy Statement provides information for stockholders of Pasithea Therapeutics Corp. (“we,” “us,” “our,” “Pasithea” and the “Company”) as part of the solicitation of proxies by the Company and its Board of Directors (the “Board”) from holders of the outstanding shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), for use at the Company’s special meeting of stockholders to be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2026SM at 9:00 a.m. Eastern Time on January 28, 2026, and at any adjournment(s) or postponement(s) thereof (the “Special Meeting”).

At the Special Meeting, stockholders will be asked to vote either directly or by proxy on the following matters discussed herein:

1.	Adoption and approval of an amendment to our Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time (the “Certificate”), to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Increase to Authorized Proposal”); and

2.	Approval of an amendment to the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan, as amended (the “2023 Incentive Plan”), to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 11,985,779 shares (the “2023 Incentive Plan Amendment Proposal”).

The 2023 Incentive Plan Amendment Proposal is dependent upon the approval of the Increase to Authorized Proposal. If the Increase to Authorized Proposal is not approved, we will not amend the 2023 Incentive Plan.

Whether or not you plan to attend the Special Meeting, and regardless of the number of shares of Common Stock you own, please submit your proxy to vote as soon as possible. We urge you to date, sign and return the proxy card in the envelope provided to you, or to use the telephone or Internet method of submitting your proxy described on your proxy card, even if you plan to attend the Special Meeting, so that if you are unable to attend the Special Meeting, your shares can be voted.

Our proxy materials, including our Proxy Statement for the Special Meeting and proxy card, are available on the Internet at www.proxyvote.com. Under Securities and Exchange Commission rules, we are providing access to our proxy materials by sending you this full set of proxy materials.

You may attend the Special Meeting and vote your shares during the Special Meeting, even if you previously submitted your proxy to vote by the Internet, telephone or if you returned your proxy card. Your proxy may be revoked by sending in another signed proxy card with a later date, sending a letter revoking your proxy to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, Florida, Attn: Chief Executive Officer, submitting another proxy to vote by Internet or telephone, or attending the Special Meeting and voting during the Special Meeting.

INFORMATION ABOUT THE SPECIAL MEETING AND VOTING

We include this Q&A section to provide some background information and brief answers to several questions you might have about the Special Meeting. We encourage you to read this Proxy Statement in its entirety.

Why are we providing these proxy materials?

The Board is providing these proxy materials to you in connection with our Special Meeting, which will take place on January 28, 2026, and will be held in a virtual format at www.virtualshareholdermeeting.com/KTTA2026SM beginning at 9:00 AM Eastern Time. Stockholders are invited to participate in the Special Meeting and are requested to vote on the proposals described herein.

What information is contained in this Proxy Statement?

This Proxy Statement contains information relating to the proposals to be voted on at the Special Meeting, the voting process, the compensation of our directors and most highly paid executive officers and other required information.

What proposals will be voted on at the Special Meeting?

There are two total proposals to be voted on at the Special Meeting:

1.	Adoption and approval of an amendment to the Certificate to increase the number of our authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock (the “Increase to Authorized Proposal”); and

2.	Approval of an amendment to the 2023 Incentive Plan to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 11,985,779 shares (the “2023 Incentive Plan Amendment Proposal”).

The 2023 Incentive Plan Amendment Proposal is dependent upon the approval of the Increase to Authorized Proposal. If the Increase to Authorized Proposal is not approved, we will not amend the 2023 Incentive Plan.

Why is the Company holding a virtual Special Meeting?

The Special Meeting will be held in a virtual meeting format only. The virtual format provides the opportunity for participation by a broader group of our stockholders, while reducing costs associated with planning, holding and arranging logistics for in-person meeting proceedings. Hosting a virtual meeting enables increased stockholder attendance and participation because stockholders can participate equally from any location around the world, at little to no cost. Hosting a virtual meeting also reduces the environmental impact of our Special Meeting. You will be able to attend the Special Meeting online by visiting www.virtualshareholdermeeting.com/KTTA2026SM.

What shares can I vote?

You may vote all shares of Common Stock that you owned as of the close of business on the record date, December 22, 2025 (the “Record Date”). You may cast one vote per share, including shares (i) held directly in your name as the stockholder of record and (ii) held for you as the beneficial owner through a stockbroker, bank or other nominee. The proxy card will indicate the number of shares you owned as of the Record Date and may vote at the Special Meeting.

As of the Record Date, there were            shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting.

A list of stockholders entitled to vote at the Special Meeting will be available at our headquarters at 1111 Lincoln Road, Suite 500, Miami Beach, Florida 33139 for a period of at least ten calendar days prior to the Special Meeting ending on the day before the meeting date for examination by any stockholder.

What are the voting rights of stockholders?

Each share of our Common Stock is entitled to one vote. There is no cumulative voting.

What is the difference between being a stockholder of record and a beneficial owner?

Many of our stockholders hold their shares through stockbrokers, banks, or other nominees, rather than directly in their own names. As summarized below, there are some differences between being a stockholder of record and a beneficial owner.

Stockholder of record:    If your shares are registered directly in your name with our transfer agent, VStock Transfer LLC, you are the stockholder of record, and these proxy materials are being sent directly to you. As the stockholder of record, you have the right to grant your voting proxy directly to the individuals named on the proxy card or to vote at the Special Meeting.

Beneficial owner:    If your shares are held in a stock brokerage account or by a bank or other nominee, you are the beneficial owner of shares held in “street name,” and these proxy materials are being forwarded to you by your broker or other nominee, considered to be the stockholder of record. As the beneficial owner, you have the right to tell your nominee how to vote. Your nominee has sent you instructions on how to direct the nominee’s vote. You may submit a proxy to vote by following those instructions.

How do stockholders vote?

If you are a stockholder of record, you may have your shares voted on matters presented at the Special Meeting in any of the following ways:

●	During the Special Meeting — You may attend the Special Meeting virtually and cast your vote then. If you have already submitted a proxy to vote online, by telephone or by mail, your vote at the Special Meeting will supersede your prior proxy.

●	By proxy — Stockholders of record have a choice of voting during the virtual meeting or submitting a proxy:

●	over the Internet at www.virtualshareholdermeeting.com/KTTA2026SM;

●	by using a toll-free telephone number noted on your proxy card; or

●	by executing and returning a proxy card and mailing it in the postage-paid envelope provided. Please allow sufficient time for delivery of your proxy card if you decide to vote by mail.

If you properly submit a proxy, and if your proxy is not subsequently revoked by you, your vote will be voted in accordance with your instructions.

If you sign the proxy card but do not make specific choices, your proxy will vote your shares as recommended by the Board. If you are a street name holder and wish to vote at the Special Meeting, you must first obtain a proxy from your bank, broker or other holder of record authorizing you to vote.

A control number, located on your proxy card, is designed to verify your identity and allow you to vote your shares, and to confirm that your voting instructions have been properly recorded when submitting a proxy to vote over the Internet or by telephone. Please be aware that if you submit a proxy to vote by telephone or Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

What are “broker non-votes”?

Banks and brokers acting as nominees are permitted to use discretionary voting authority to vote proxies for proposals that are deemed “routine” by the New York Stock Exchange, but are not permitted to use discretionary voting authority to vote proxies for proposals that are deemed “non-routine” by the New York Stock Exchange. The determination of which proposals are deemed “routine” versus “non-routine” may not be made by the New York Stock Exchange until after the date on which this Proxy Statement has been mailed to you. As such, it is important that you provide voting instructions to your bank, broker or other nominee, if you wish to determine the voting of your shares.

When there is at least one “routine” matter to be considered at a meeting, and a broker exercises its discretionary authority on any such “routine” matter with respect to any uninstructed shares, “broker non-votes” occur with respect to the “non-routine” matters for which the broker lacks discretionary authority to vote such uninstructed shares.

Under the applicable rules governing such brokers, we believe the Increase to Authorized Proposal is likely to be considered a “routine” item. This means that brokers may vote using their discretion on such proposal on behalf of beneficial owners who have not furnished voting instructions.

We believe the 2023 Incentive Plan Amendment Proposal is likely to be considered a “non-routine” item, which means that brokers cannot vote uninstructed shares with respect to this proposal when they do not receive voting instructions from you. Furthermore, if approval of the Increase to Authorized Proposal is deemed by the New York Stock Exchange to be a “non-routine” matter, brokers will not be permitted to vote on the Increase to Authorized Proposal if the broker has not received instructions from the beneficial owner. Accordingly, it is particularly important that beneficial owners instruct their brokers how they wish to vote their shares for these proposals.

Can I change my vote or revoke my proxy?

Yes, you may change your vote after you send in your proxy card or submit a proxy to vote your shares via the Internet or by telephone by following these procedures:

●	Submitting a new proxy online;

●	Submitting a new proxy by telephone;

●	Signing and returning a new proxy card bearing a later date, which will automatically revoke your earlier proxy instructions; or

●	Attending the Special Meeting and voting during the Special Meeting.

How can I attend the Special Meeting?

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted exclusively by webcast. You are entitled to participate in the Special Meeting only if you were a stockholder of the Company as of the close of business on the Record Date, or if you hold a valid proxy for the Special Meeting.

You will be able to attend the Special Meeting online, vote your shares electronically and submit your questions during the Special Meeting by visiting www.virtualshareholdermeeting.com/KTTA2026SM. To participate in the Special Meeting, you will need to log on using the control number from your proxy card. The 15-digit control number can be found in the shaded box.

If you hold your shares through an intermediary, such as a bank or broker, you must register in advance using the instructions below.

The Special Meeting will begin promptly at 9:00 AM Eastern Time. We encourage you to access the Special Meeting prior to the start time leaving ample time for check in. Please follow the registration instructions as outlined in this Proxy Statement.

What if I have trouble accessing the Special Meeting?

The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the Special Meeting. We encourage you to access the Special Meeting prior to the start time. For further assistance, should you need it, you may call Broadridge technical support at the number to be provided on the log-in page of the Special Meeting on the day of the Special Meeting.

What is a proxy holder?

We are designating our Chief Executive Officer and Chief Financial Officer to hold and vote all properly-tendered proxies (except votes “withheld”). If you have indicated a vote, they will vote accordingly. If you have left a vote blank, they will vote as the Board recommends.

How does the Board recommend that I vote?

The Board recommends that you vote your shares:

●	“FOR” the adoption and approval of the Increase to Authorized Proposal; and

●	“FOR” the approval of the 2023 Incentive Plan Amendment Proposal.

What constitutes a quorum for the Special Meeting?

Holders of 33 1/3% of all of the shares of the stock entitled to vote at the Special Meeting, present in person (or virtually) or by proxy, shall constitute a quorum, permitting the Special Meeting to conduct its business. As of the Record Date, there were               shares of Common Stock outstanding, all of which are entitled to be voted at the Special Meeting. Both abstentions and “broker non-votes” are counted as present for the purpose of determining the presence of a quorum.

Whether or not a quorum is present or represented at the Special Meeting, the Board, any committee of the Board, or the chairman of the Special Meeting may adjourn the Special Meeting from time to time without further notice.

What vote is required for the approval of the Increase to Authorized Proposal?

The Increase to Authorized Proposal will be approved with the affirmative vote of a majority of the votes cast at the Special Meeting. You may vote “for” or “against,” or abstain from voting on, the Increase to Authorized Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Increase to Authorized Proposal. However, as indicated above, since we believe the Increase to Authorized Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Increase to Authorized Proposal.

What vote is required for the approval of the 2023 Incentive Plan Amendment Proposal?

The 2023 Incentive Plan Amendment Proposal will be approved with the affirmative vote of a majority of the votes cast at the Special Meeting. You may vote “for” or “against,” or abstain from voting on, the 2023 Incentive Plan Amendment Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the 2023 Incentive Plan Amendment Proposal.

How will the votes be counted at the Special Meeting?

The votes will be counted by the inspector of election appointed for the Special Meeting.

How will the Company announce the voting results?

The Company will report the final results of the voting at the Special Meeting in a filing with the SEC on a Current Report on Form 8-K.

Who pays for costs relating to the proxy materials and Special Meeting?

The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials on a website, are borne by us. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone and other electronic means. They will receive no compensation in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in doing so.

Who can attend the Special Meeting?

Any Company stockholder as of the close of business on the Record Date may attend the Special Meeting. Stockholders must present a valid control number in order to be admitted to the Special Meeting. Even if you plan to attend the Special Meeting, please submit a proxy to vote your shares.

Who should I contact if I have any questions?

If you have any questions about the Special Meeting, please email Aimee Fohsta-Lynch at Aimee.Fohsta-Lynch@broadridge.com.

PROPOSAL NO. 1

Adoption and approval of an amendment to our Certificate to increase the number of our authorized shares of common stock from 100,000,000 shares to 500,000,000 shares and to make a corresponding change to the number of authorized shares of capital stock

Introduction

Our Certificate currently authorizes the issuance of up to 100,000,000 shares of Common Stock and 5,000,000 shares of preferred stock having a par value of $0.0001 per share (“Preferred Stock”). The Board has approved an amendment to increase the number of authorized shares of Common Stock from 100,000,000 shares to 500,000,000 shares.

The proposed form of Certificate of Amendment to the Certificate to effect the increase in our authorized shares of Common Stock is attached as Annex A to this Proxy Statement.

Following the increase in authorized shares as contemplated in the Certificate of Amendment to the Certificate (the “Certificate of Amendment”), 500,000,000 shares of Common Stock and 5,000,000 shares of Preferred Stock will be authorized. There will be no changes to the issued and outstanding shares of Common Stock or Preferred Stock as a result of the Certificate of Amendment.

Reasons for the Increase and Certificate of Amendment

As a result of our recent capital raise which closed on December 1, 2025, we only have a minimal amount of authorized but unissued and unreserved shares of Common Stock remaining under our current Certificate. Thus, the Board has determined that the increase in our authorized shares of Common Stock is in the best interests of the Company and unanimously recommends approval by the stockholders. The Board believes that the availability of additional authorized shares of Common Stock is required for several reasons including, but not limited to, the additional flexibility to issue Common Stock for a variety of general corporate purposes as the Board may determine to be desirable including, without limitation, future financings, investment opportunities, acquisitions, strategic transactions, or other distributions and stock splits (including splits effected through the declaration of stock dividends). The Board also believes that the increase in our authorized Common Stock will help bring us more in line with our peers after the recent capital raise.

As of the Record Date,       shares of Common Stock were issued and outstanding, and no shares of Preferred Stock were issued and outstanding.

Our working capital requirements may increase in the future and may require us to raise additional capital through additional equity financings in the future. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect. The increase in authorized number of Common Stock is not being proposed in response to any known threat to acquire control of the Company.

Current Plans, Proposals or Arrangements to Issue Shares of Common Stock

As of the Record Date, the Company had:

●	shares of Common Stock issuable upon exercise of stock options outstanding, at a weighted-average exercise price of $ per share;

●	shares of Common Stock issuable upon exercise of pre-funded warrants outstanding, at an exercise price of $0.001 per share;

●	shares of Common Stock issuable upon exercise of warrants outstanding, at a weighted-average exercise price of $ per share; and

●	shares of Common Stock that are available for future issuance under the 2023 Incentive Plan or shares that will become available under our 2023 Incentive Plan (does not include 11,985,779 additional shares of Common Stock that may be available under the 2023 Incentive Plan if stockholders approve the 2023 Incentive Plan Amendment Proposal).

Following the approval and filing of the Certificate of Amendment, the Company may explore additional financing opportunities or strategic transactions that would require the issuance of additional shares of Common Stock, but no such plans are currently in existence and the Company has not begun any negotiations with any party related thereto. If we issue additional shares, the ownership interest of holders of our capital stock will be diluted.

Other than as set forth above, the Company has no current plans, proposals or arrangements to issue any of the additional authorized shares of Common Stock that would become available as a result of the filing of the Certificate of Amendment.

Effects of the Increase in Authorized Common Stock

Following the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware, we will have the authority to issue up to 500,000,000 shares of Common Stock. These shares may be issued without stockholder approval at any time (except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange on which our securities may then be listed), in the sole discretion of the Board. The authorized but unissued and unreserved shares may be issued for cash or for any other purpose that is deemed in the best interests of the Company.

The increase in our authorized Common Stock could have a number of effects on the Company’s stockholders depending upon the exact nature and circumstances of any actual issuances of authorized but unissued and unreserved shares. If we issue additional shares of Common Stock or other securities convertible into shares of our Common Stock in the future, it could dilute the voting rights of existing stockholders and could also dilute earnings per share and book value per share of existing stockholders. The increase in authorized number of Common Stock could also discourage or hinder efforts by other parties to obtain control of the Company, thereby having an anti-takeover effect.

The increase in our authorized Common Stock will not have any immediate dilutive effect or change the rights of current holders of our Common Stock.

The adoption and approval of the Increase to Authorized Proposal and the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware will also not have any effect on the Company’s ability to implement the reverse stock split that was approved by the Company’s stockholders at the Company’s 2025 annual meeting of stockholders in the manner described in the proxy statement for such meeting.

Procedure for Implementing the Amendment

The increase in our authorized Common Stock will become effective upon the filing of the Certificate of Amendment or such later time as specified in the filing with the Secretary of State of the State of Delaware. The timing of the filing of the Certificate of Amendment will be determined by the Board based on its evaluation as to when such action will be the most advantageous to the Company and our stockholders.

Interests of Officers and Directors in this Proposal

Our officers and directors do not have any substantial interest, direct or indirect, in this proposal.

Reservation of Right to Abandon Amendment to Increase Authorized Shares of Common Stock

The Board reserves the right to abandon the amendment of the Certificate to increase the number of authorized shares of our Common Stock at any time before the filing with the Secretary of State of the State of Delaware of the Certificate of Amendment, notwithstanding stockholder approval for the amendment.

Vote Required and Recommendation

The Increase to Authorized Proposal will be approved with the affirmative vote of a majority of the votes cast at the Special Meeting. You may vote “for” or “against,” or abstain from voting on, the Increase to Authorized Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the Increase to Authorized Proposal. However, as indicated above, since we believe the Increase to Authorized Proposal will be considered a “routine” matter, we do not expect that any broker non-votes will occur on the Increase to Authorized Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE INCREASE TO AUTHORIZED PROPOSAL.

PROPOSAL NO. 2

APPROVAL OF AN AMENDMENT TO THE 2023 INCENTIVE PLAN TO INCREASE THE MAXIMUM AGGREGATE NUMBER OF SHARES OF COMMON STOCK WHICH SHALL BE AUTHORIZED FOR ISSUANCE THEREUNDER by 11,985,779 shares

General

Equity-based compensation is a key component to our pay philosophy in order to:

●	enable the Company to attract and retain the types of employees, officers, non-employee directors and other individual service providers who will contribute to our long-term success; and

●	provide incentives that align the interests of our employees, officers, non-employee directors and other individual service providers with those of our stockholders and that drive exceptional performance to achieve our business priorities.

The general purpose of the 2023 Incentive Plan is to provide a means whereby our eligible employees, officers, non-employee directors and other individual service providers (including consultants, advisors and prospective employees, officers, non-employee directors, consultants and advisors) develop a sense of proprietorship and personal involvement in the development and the financial success of our Company and to encourage them to devote their best efforts to the business of our Company, thereby advancing the interests of our Company and our stockholders. We, by means of the 2023 Incentive Plan, seek to attract and retain the services of these eligible persons and to provide incentives for these persons to exert maximum efforts for the success of our Company.

Our Board believes that the granting of stock options, restricted stock awards and similar kinds of equity-based compensation promotes continuity of management and increases incentive and personal interest in the welfare of our Company by those who are primarily responsible for shaping and carrying out our long-term plans and securing our growth and financial success. On December 18, 2025, our Board approved an amendment to increase the number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan from 2,014,221 shares to 14,000,000 shares (the “Plan Amendment”). The Board directed that the Plan Amendment be submitted to the stockholders for approval at the Special Meeting. A copy of the Plan Amendment is attached as Annex B.

If our stockholders do not approve this “2023 Incentive Plan Amendment Proposal,” the Company will continue to operate the 2023 Incentive Plan under its current provisions.

In addition, this “2023 Incentive Plan Amendment Proposal” is dependent upon the approval of the “Increase to Authorized Proposal.” If the “Increase to Authorized Proposal” is not approved, the Company will not amend the 2023 Incentive Plan, and the Company will continue to operate the 2023 Incentive Plan under its current provisions.

Reasons for the Proposed Plan Amendment

Our Board unanimously recommends that you vote FOR the 2023 Incentive Plan Amendment Proposal, including for the following reasons:

●	The ability to provide equity-based compensation to employees, officers, non-employee directors and other individual service providers is essential.

●	We are looking to hire additional appropriate personnel, particularly a Chief Medical Officer, as quickly as possible to support our operations and continued growth. Such process has been accelerated as a result of the recent capital raise. In order to do so, we need a sufficient number of shares available for future issuance under the 2023 Incentive Plan. The current number of shares remaining available for grant under the 2023 Incentive Plan is insufficient for this purpose.

●	We may face significant retention risk with employees, officers, non-employee directors and other individual service providers if we are not able to provide competitive equity-based compensation awards.

●	Our future success depends on our continued ability to attract, recruit, motivate and retain high-quality talent. Being able to continue to provide equity-based incentives is critical to achieving this success as we compete for talent in an industry in which equity compensation is market practice and is expected by existing personnel and prospective candidates. Equity awards are intended to motivate high performance levels and to align the interests of our employees, officers, non-employee directors and other individual service providers with those of our stockholders by giving such individuals an equity stake in our Company and by providing a means of recognizing such individuals’ contributions to our success. Our Board also believes that equity awards are necessary to remain competitive in our industry and are essential in a competitive labor market and industry to attracting, recruiting, motivating and retaining the highly qualified employees who help us meet our goals.

●	The additional share authorization being sought is necessary to help ensure that we have a sufficient number of shares authorized, reserved for issuance, and available to give us the flexibility to appropriately compensate, including through bonuses, as applicable, our employees, officers, non-employee directors and other individual service providers under the 2023 Incentive Plan (and to retain cash in such instances if needed). The current number of shares remaining available for grant under the 2023 Incentive Plan is insufficient for this purpose.

●	In determining the number of additional shares to be reserved for issuance under the 2023 Incentive Plan, the Board reviewed market, industry and compensation peer group practices and data. The Board determined that the 2023 Incentive Plan does not provide sufficient share authorization to appropriately compensate our employees, officers, non-employee directors and other individual service providers for a duration comparable to that of the equity incentive plans of similarly situated companies. We believe the 2023 Incentive Plan Amendment Proposal will remedy this by both meeting our specific needs and positioning us to be in line with the equity incentive plan share authorization levels at similarly situated companies.

Stockholders are being asked to approve the 2023 Incentive Plan Amendment Proposal in accordance with Nasdaq Stock Market LLC requirements.

Overview of the Plan Amendment

The 2023 Incentive Plan currently reserves 2,014,221 shares of our Common Stock (excluding any shares that may be added to the 2023 Incentive Plan’s reserve on January 1, 2026 as a result of the 2023 Incentive Plan’s “evergreen” provision (described below) which could be up to 590,012 shares (the “2026 Evergreen Shares”). The 2,014,221 figure was determined after taking into account (i) an initial reservation of 125,000 shares of our Common Stock (after adjustment for the reverse stock split we effected on January 2, 2024), (ii) increases under the 2023 Incentive Plan’s “evergreen” provision on January 1, 2024 and January 1, 2025 of 31,254 shares and 41,828 shares, respectively, (iii) unused shares under the 2021 Incentive Plan that “rolled into” the 2023 Incentive Plan and (iv) the Prior Plan Amendment (as defined below) adopted by our Board on July 14, 2025 and approved by our stockholders at our 2025 annual meeting of stockholders that increased the number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan by 1,750,000 shares. As of December 17, 2025, there were 1,624,593 shares of Common Stock subject to outstanding awards. As a result, as of December 17, 2025, there were 389,628 shares of Common Stock available for future issuance under the 2023 Incentive Plan, excluding shares of Common Stock subject to the Plan Amendment.

Our Board believes the number of shares that remain available for awards under the 2023 Incentive Plan is insufficient for us to be able to attract, recruit, motivate and retain employees, officers, non-employee directors and other service providers and meet the other objections of the Company described above. The Plan Amendment increases the overall share limit by 11,985,779 shares of Common Stock to a total of 14,000,000 shares of Common Stock (not counting the 2026 Evergreen Shares, if any). If the 2023 Incentive Plan Amendment Proposal is approved and the 2026 Evergreen Shares, if any, total 590,012 shares, the total number of shares of Common Stock that will be reserved under the 2023 Incentive Plan will be 14,590,012 shares.

In the event that stockholders do not approve the 2023 Incentive Plan Amendment Proposal, the number of shares of Common Stock reserved for issuance under the 2023 Incentive Plan will not increase pursuant to the Plan Amendment. Awards will continue to be made under the 2023 Incentive Plan to the limited extent that there are available shares of Common Stock to do so and the number of shares of Common Stock available for issuance under the 2023 Incentive Plan will continue to be subject to the 2023 Incentive Plan’s annual 3% “evergreen” increase.

Description of the 2023 Incentive Plan

The following description of the material terms of the 2023 Incentive Plan is intended to be a summary only. This summary is qualified in its entirety by the full text of the 2023 Incentive Plan, a copy of which is filed as Exhibit 10.9 to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and incorporated herein by reference. The Prior Plan Amendment is filed as Exhibit 10.1 to our Current Report on Form 8-K filed with the SEC on September 3, 2025 and incorporated herein by reference.

General

On October 6, 2023, our Board adopted the 2023 Incentive Plan, and our stockholders approved the 2023 Incentive Plan at our 2023 annual meeting of stockholders. As of stockholder approval of the 2023 Incentive Plan, no new grants of awards were made under the 2021 Incentive Plan and all new grants of awards have been and will continue to be made under the 2023 Incentive Plan. All unused shares of Common Stock reserved under our 2021 Incentive Plan and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan will be “rolled over” for issuance under the 2023 Incentive Plan.

The Prior Plan Amendment increased the number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan by 1,750,000 shares to 2,014,221 shares. No other modifications were made to the 2023 Incentive Plan.

Administration

The 2023 Incentive Plan is administered by the Compensation Committee. However, the entire Board may act in lieu of the Compensation Committee on any manner. The Compensation Committee has authority, in its discretion, to approve the persons to whom awards may be granted, to make any combination of awards to participants, to accelerate the exercisability or vesting of an award and to determine the specific terms and conditions of each award, subject to the provisions of the 2023 Incentive Plan. The Compensation Committee may also approve rules and regulations for the administration of the 2023 Incentive Plan and amendments or modifications of outstanding awards (except that options and Stock Appreciation Rights (“SARs”) cannot be repriced without shareholder approval). The Compensation Committee may delegate authority to the Chief Executive Officer and/or other officers to grant awards to employees (other than themselves), subject to applicable law and the 2023 Incentive Plan. No awards may be made under the 2023 Incentive Plan on or after the tenth anniversary of the date of original Board approval of the 2023 Incentive Plan (the “Expiration Date”), but the 2023 Incentive Plan will continue thereafter while previously granted awards remain outstanding.

Eligibility

Persons eligible to receive awards under the 2023 Incentive Plan are all employees, officers, directors, consultants, other advisors and other individual service providers of our Company and our subsidiaries, who, in the opinion of the Compensation Committee, are in a position to contribute to the success and growth of the Company, or any person who is determined by the Compensation Committee to be a prospective employee, officer, director, consultant, advisor or other individual service provider of our Company or any subsidiary. Notwithstanding the foregoing, only Company employees are eligible to receive grants of “incentive stock options” (“ISOs”) that meet the requirements of Section 422 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As of December 17, 2025, the Company and its subsidiaries had a total of five employees (including two officers) and four non-employee directors. In accordance with our Bylaws, directors who are serving the Company as employees and who receive compensation for their services as such, shall not be eligible to receive any other compensation under the 2023 Incentive Plan for their services as directors of the Company. None of our subsidiaries have employees and none of the officers and directors of our subsidiaries are eligible for awards under the 2023 Incentive Plan other than those who are eligible as officers or directors of the Company. As of December 17, 2025, no person is eligible to participate as a result of a determination by the Compensation Committee that that person is a prospective employee, officer, director, consultant, advisor or other individual service provider of the Company or any subsidiary. As awards under the 2023 Incentive Plan are within the discretion of the Compensation Committee, the Company cannot determine how many individuals in each of the categories described above will receive awards.

Shares Subject to the 2023 Incentive Plan

Prior to the proposed increase pursuant to the Plan Amendment, the Board reserved for issuance under the 2023 Incentive Plan (i) 125,000 shares of Common Stock (after adjustment for the reverse stock split we effected on January 2, 2024), (ii) such number of unused shares of Common Stock reserved under the 2021 Incentive Plan as of the date stockholders initially approved the 2023 Incentive Plan, (iii) a total of 73,082 shares of Common Stock that were added pursuant to the 2023 Incentive Plan’s “evergreen” provision described below and (iv) a total of 1,750,000 shares of Common Stock that were added pursuant to the Prior Plan Amendment (subsections (i), (ii), (iii) and (iv) together, the “Share Reserve”). All such shares of Common Stock reserved for issuance under the 2023 Incentive Plan, as well as all shares of Common Stock that will be added to the Share Reserve if stockholders approve the 2023 Incentive Plan Amendment Proposal, may, but need not, be issued in respect of ISOs. In addition, shares of our Common Stock that relate to any outstanding grants or awards under the 2021 Incentive Plan as of the date stockholders initially approved the 2023 Incentive Plan that are forfeited, cancelled or otherwise lapse in accordance with applicable plan terms or are surrendered in payment of the exercise price and/or withholding taxes shall be rolled into the 2023 Incentive Plan and added to the Share Reserve (but not issued in respect of ISOs). As of December 17, 2025, there were 2,014,221 shares of Common Stock reserved for issuance under the 2023 Incentive Plan, of which 1,624,593 shares were subject to outstanding awards. As a result, as of December 17, 2025, there were 389,628 shares of Common Stock available for future issuance under the 2023 Incentive Plan, excluding shares of Common Stock subject to the Plan Amendment.

Under the 2023 Incentive Plan’s “evergreen” provision, the number of shares of Common Stock available for issuance under the 2023 Incentive Plan will automatically increase on January 1st of each year until the Expiration Date, in an amount equal to three percent (3%) of the total number of shares of our Common Stock outstanding on the December 31st of the preceding calendar year, unless the Board takes action prior thereto to provide that there will not be an increase in the Share Reserve for such year or that the increase in the Share Reserve for such year will be of a lesser number of shares of Common Stock than would otherwise occur.

If this 2023 Incentive Plan Amendment Proposal is approved by our stockholders, all of the shares of Common Stock reserved under the 2023 Incentive Plan by virtue of the Plan Amendment (14,000,000 shares), as well as up to 590,012 of the 2026 Evergreen Shares, if any, will be available for issuance pursuant to the 2023 Incentive Plan as ISOs. None of the additional shares of Common Stock available for issuance pursuant to the 2023 Incentive Plan’s evergreen provision for years beginning in 2027 and after shall be issued in respect of ISOs.

If any option or SAR granted under the 2023 Incentive Plan terminates without having been exercised in full or if any award is forfeited, or if shares of Common Stock are withheld to cover withholding taxes on options or other awards or applied to the payment of the exercise price of an option or purchase price of an award, the number of shares of Common Stock as to which such option or award was forfeited, withheld or paid, will be available for future grants under the 2023 Incentive Plan. Awards settled in cash will not count against the number of shares available for issuance under the 2023 Incentive Plan.

The number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan and the foregoing share limitations are subject to customary adjustment for stock splits, stock dividends or similar transactions.

We intend to file with the SEC a registration statement on Form S-8 covering the additional shares of Common Stock issuable under the 2023 Incentive Plan as a result of the Plan Amendment (if approved by the Company’s stockholders) and the 2026 Evergreen Shares (if any).

Director Compensation

The 2023 Incentive Plan provides for an annual limit on non-employee director compensation of $500,000, increased to $750,000 in the fiscal year of a non-employee director’s initial service as a non-employee member of the Board. This limit applies to the sum of both equity grants that could be awarded to non-employee directors during a fiscal year (based on their value under ASC Topic 718 on the grant date) and cash compensation, such as cash retainers and meeting fees earned during a fiscal year. Notwithstanding the foregoing, the Board reserves the right to make an exception to these limits due to extraordinary circumstances without the participation of the affected director receiving additional compensation.

Terms and Conditions of Stock Options

Options granted under the 2023 Incentive Plan may be either ISOs or “nonstatutory stock options” that do not meet the requirements of Section 422 of the Code. The Compensation Committee will determine the exercise price of options granted under the 2023 Incentive Plan. The exercise price of stock options may not be less than the fair market value per share of our Common Stock on the date of grant (or 110% of fair market value in the case of ISOs granted to a ten-percent stockholder).

If on the date of grant the Common Stock is listed on a stock exchange or is quoted on the automated quotation system of Nasdaq, the fair market value will generally be the closing sale price on the date of grant (or the last trading day before the date of grant if no trades occurred on the date of grant). If no such prices are available, the fair market value will be determined in good faith by the Compensation Committee based on the reasonable application of a reasonable valuation method. On December 18, 2025, the closing sale price of a share of our Common Stock on The Nasdaq Capital Market was $1.10.

No option may be exercisable for more than ten years (five years in the case of an ISO granted to a ten-percent stockholder) from the date of grant. Options granted under the 2023 Incentive Plan will be exercisable at such time or times as the Compensation Committee prescribes at the time of grant. Unless otherwise provided by the Compensation Committee, no option will provide for vesting or exercise earlier than one year after the date of grant. No employee may receive ISOs that first become exercisable in any calendar year in an amount exceeding $100,000. The Compensation Committee may, in its discretion, permit a holder of a nonstatutory option to exercise the option before it has otherwise become exercisable, in which case the shares of our Common Stock issued to the recipient will continue to be subject to the vesting requirements that applied to the option before exercise.

Generally, the option price may be paid in cash or by certified check, bank draft or money order. The Compensation Committee may permit other methods of payment, including (a) through delivery of shares of our Common Stock having a fair market value equal to the purchase price, (b) by a full recourse, interest bearing promissory note having such terms as the Compensation Committee may permit, or (c) a combination of these methods, as set forth in an award agreement or as otherwise determined by the Compensation Committee. The Compensation Committee is authorized to establish a cashless exercise program and to permit the exercise price (or tax withholding obligations) to be satisfied by reducing from the shares otherwise issuable upon exercise a number of shares having a fair market value equal to the exercise price.

No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient’s lifetime an option may be exercised only by the recipient. However, the Compensation Committee may permit the holder of a nonstatutory option to transfer the award to immediate family members or a family trust for estate planning purposes. The Compensation Committee will determine the extent to which a holder of a stock option may exercise the option following termination of service with us.

Stock Appreciation Rights

The Compensation Committee may grant SARs independent of or in connection with an option. The Compensation Committee will determine the other terms applicable to SARs. Unless otherwise provided by the Compensation Committee, no SAR will provide for vesting or exercise earlier than one year after the date of grant. The exercise price per share of a SAR will not be less than 100% of the fair market value of a share of our Common Stock on the date of grant, as determined by the Compensation Committee. The maximum term of any SAR granted under the 2023 Incentive Plan is ten years from the date of grant. Generally, each SAR will entitle a participant upon exercise to an amount equal to:

●	the excess of the fair market value on the exercise date of one share of our Common Stock over the exercise price, multiplied by

●	the number of shares of Common Stock covered by the SAR.

Payment may be made in shares of our Common Stock, in cash, or partly in Common Stock and partly in cash, all as determined by the Compensation Committee.

Restricted Stock and Restricted Stock Units

The Compensation Committee may award restricted Common Stock and/or restricted stock units under the 2023 Incentive Plan. Restricted stock awards consist of shares of Common Stock that are transferred to a participant subject to restrictions that may result in forfeiture if specified conditions are not satisfied. Restricted stock units confer the right to receive shares of our Common Stock, cash, or a combination of shares of Common Stock and cash, at a future date upon or following the attainment of certain conditions specified by the Compensation Committee. The restrictions and conditions applicable to each award of restricted stock or restricted stock units may include performance-based conditions. Unless otherwise provided by the Compensation Committee, no award of restricted stock or restricted stock units will provide for vesting earlier than one year after the date of grant. Dividends or distributions with respect to restricted stock may be paid to the holder of the shares as and when dividends are paid to stockholders or at the time that the restricted stock vests, as determined by the Compensation Committee. If any dividends or distributions are paid in stock before the restricted stock vests, they will be subject to the same restrictions. Dividend equivalent amounts may be deemed reinvested in additional restricted stock units or paid with respect to restricted stock units either when cash dividends are paid to stockholders or when the units vest. Unless the Compensation Committee determines otherwise, holders of restricted stock will have the right to vote the shares.

Performance Shares and Performance Units

The Compensation Committee may award performance shares and/or performance units under the 2023 Incentive Plan to any eligible employee or other individual service provider other than a non-employee director of the Board. Performance shares and performance units are awards, denominated in either shares of Common Stock or U.S. dollars, which are earned during a specified performance period subject to the attainment of performance criteria, as established by the Compensation Committee. The Compensation Committee will determine the restrictions and conditions applicable to each award of performance shares and performance units.

Incentive Bonus Awards

The Compensation Committee may grant incentive bonus awards under the 2023 Incentive Plan from time to time. The terms of incentive bonus awards will be set forth in award agreements. Each award agreement will have such terms and conditions as the Compensation Committee determines, including performance goals and the amount of payment based on achievement of such goals. Incentive bonus awards are payable in cash and/or shares of our Common Stock.

Other Stock-Based and Cash-Based Awards

The Compensation Committee may award other types of equity-based or cash-based awards under the 2023 Incentive Plan, including the grant or offer for sale of shares of our Common Stock that do not have vesting requirements and the right to receive one or more cash payments subject to satisfaction of such conditions as the Compensation Committee may impose.

Effect of Certain Corporate Transactions

The Compensation Committee may, at the time of the grant of an award provide for the effect of a Change in Control (as defined in the 2023 Incentive Plan) on any award, including (i) accelerating or extending the time periods for exercising, vesting in, or realizing gain from any award, (ii) eliminating or modifying the performance or other conditions of an award, or (iii) providing for the cash settlement of an award for an equivalent cash value, as determined by the Compensation Committee. The Compensation Committee may, in its discretion and without the need for the consent of any recipient of an award, also take one or more of the following actions contingent upon the occurrence of a Change in Control: (a) cause any or all outstanding options and SARs to become immediately exercisable, in whole or in part; (b) cause any other awards to become non-forfeitable, in whole or in part; (c) cancel any option or SAR in exchange for a substitute option; (d) cancel any award of restricted stock, restricted stock units, performance shares or performance units in exchange for a similar award of the capital stock of any successor corporation; (e) redeem any restricted stock for cash and/or other substitute consideration with a value equal to the fair market value of an unrestricted share of our Common Stock on the date of the change in control; (f) cancel any awards in exchange for cash and/or other property equal to the amount, if any, that would have been attained upon the exercise of such award or realization of rights upon a change in control, but if the change in control consideration with respect to any option or SAR does not exceed its exercise price, the option or SAR may be canceled without payment of any consideration; or (g) take any other action the Compensation Committee deems necessary or appropriate to carry out the terms of any definitive agreement controlling the terms and conditions of the Change in Control.

Clawback/Recoupment

Awards granted under the 2023 Incentive Plan will be subject to the requirement that the awards be forfeited or amounts repaid to the Company after they have been distributed to the participant (i) to the extent set forth in an award agreement or (ii) to the extent covered by any clawback or recapture policy adopted by the Company from time to time, or any applicable laws that impose mandatory forfeiture or recoupment, under circumstances set forth in such applicable laws.

Amendment, Termination

Our Board may at any time amend, suspend or terminate the 2023 Incentive Plan for the purpose of satisfying the requirements of the Code, or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (i) increase the number of shares of Common Stock available under the 2023 Incentive Plan, (ii) change the group of individuals eligible to receive awards, or (iii) extend the term of the 2023 Incentive Plan.

New Plan Benefits

Grants of awards under the 2023 Incentive Plan are discretionary and we cannot determine now the number or type of options or other awards to be granted in the future to any particular person or group. The awards granted during 2024 under the 2023 Incentive Plan, which would not have changed if the Plan Amendment had been effected, are set forth in the table below.

Name and Position	Dollar Value of Awards Granted During 2024 Under the 2023 Incentive Plan ($) (1)	Number of Shares Subject to Awards Granted During 2024 Under the 2023 Plan (2)
Named Executive Officers
Tiago Reis Marques	167,818	26,669
Daniel Schneiderman	100,223	15,927
Graeme Currie	37,366	5,938
All current executive officers, as a group	268,041	42,596
All Director Nominees	—	—
All current directors who are not executive officers, as a group	173,047	27,500
Associates of any of such directors, executive officers or nominees	—	—
Each other person who received or is to receive five percent of such options	—	—
All current employees who are not executive officers, as a group	162,972	25,899

(1)	Dollar value reflects the Grant Date Fair Value of awards granted during 2024.

(2)	Number of shares reflects the total shares subject to awards granted to the respective person or group during 2024.

Awards Granted under the Plan

Since the adoption of the 2023 Incentive Plan through December 17, 2025, we have granted the following stock options under the 2023 Incentive Plan to the individuals and groups listed below. In all cases, the securities underlying such stock options were shares of our Common Stock. These share numbers do not take into account the effect of awards that have been cancelled or forfeited.

Name and Position	Number of Shares Subject to Stock Options
Named Executive Officers
Tiago Reis Marques	520,010
Daniel Schneiderman	333,193
Graeme Currie	5,938
All current executive officers, as a group	853,203
All Director Nominees	—
All current directors who are not executive officers, as a group	399,152
Associates of any of such directors, executive officers or nominees	—
Each other person who received or is to receive five percent of such options	—
All current employees who are not executive officers, as a group	378,165

Material Federal Income Tax Consequences

THE FOLLOWING IS A BRIEF SUMMARY OF THE EFFECT OF FEDERAL INCOME TAXATION UPON THE PARTICIPANTS AND THE COMPANY WITH RESPECT TO THE PURCHASE OF SHARES UNDER THE 2023 INCENTIVE PLAN. THIS SUMMARY DOES NOT PURPORT TO BE COMPLETE AND DOES NOT ADDRESS THE FEDERAL INCOME TAX CONSEQUENCES TO TAXPAYERS WITH SPECIAL TAX STATUS. IN ADDITION, THIS SUMMARY DOES NOT DISCUSS THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE, AND DOES NOT DISCUSS ESTATE, GIFT OR OTHER TAX CONSEQUENCES OTHER THAN INCOME TAX CONSEQUENCES. THE COMPANY ADVISES EACH PARTICIPANT TO CONSULT HIS OR HER OWN TAX ADVISOR REGARDING THE TAX CONSEQUENCES OF PARTICIPATION IN THE 2023 INCENTIVE PLAN AND FOR REFERENCE TO APPLICABLE PROVISIONS OF THE CODE.

Treatment of Options

The Code treats ISOs and nonstatutory stock options differently. However, as to both types of options, no income will be recognized to the optionee at the time of the grant of the options under the 2023 Incentive Plan, nor will the Company be entitled to a tax deduction at that time.

Generally, upon exercise of a nonstatutory stock option (including an option intended to be an incentive stock option but which has not continued to so qualify at the time of exercise), an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. The Company will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee’s taxable year. We will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of our Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an ISO and the tender is within two years from the date of grant or one year after the date of exercise of the ISO, the tender will be a disqualifying disposition of the shares acquired upon exercise of the ISO.

For ISOs, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the “alternative minimum tax” will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a “Disqualifying Disposition”), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a Disqualifying Disposition, our Company will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

In general, if an optionee, in exercising an ISO, tenders shares of Common Stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another ISO and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a Disqualifying Disposition of the shares acquired upon exercise of the other option.

As noted above, the exercise of an ISO could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the Common Stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of “adjustment” for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

Treatment of Stock Appreciation Rights

Generally, the recipient of a SAR will not recognize any income upon grant of the SAR, nor will our Company be entitled to a deduction at that time. Upon exercise of a SAR, the holder will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the excess of fair market value of our Common Stock at that time over the exercise price.

Treatment of Stock Awards

Generally, absent an election to be taxed currently under Section 83(b) of the Code (a “Section 83(b) Election”), there will be no federal income tax consequences to either the recipient or our Company upon the grant of a restricted stock award or award of performance shares. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and our Company generally will be entitled to a corresponding deduction equal to the fair market value of the Common Stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time, less any amount paid by the recipient for the shares. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

The recipient of an unrestricted stock award, including a performance unit award, will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the fair market value of our Common Stock that is the subject of the award when the award is made.

The recipient of a restricted stock unit generally will recognize ordinary income as and when the units vest and are settled. The amount of the income will be equal to the fair market value of the shares of our Common Stock issued at that time, and our Company will be entitled to a corresponding deduction. The recipient of a restricted stock unit will not be permitted to make a Section 83(b) Election with respect to such award.

The federal income tax consequences of performance share awards, performance unit awards, incentive bonus awards, other cash-based awards and other stock-based awards will depend on the terms and conditions of those awards but, in general, participants will be required to recognize ordinary income equal to the cash and the fair market value of any fully vested shares of Common Stock paid, determined at the time of such payment, in connection with such awards.

Treatment of Incentive Bonus Awards and Other Stock or Cash-Based Awards

Generally, the recipient of an incentive bonus or other stock or cash-based award will not recognize any income upon grant of the award, nor will our Company be entitled to a deduction at that time. Upon payment with respect to such an award, the recipient will recognize ordinary income, and our Company generally will be entitled to a corresponding deduction, equal to the amount of cash paid and/or the fair market value of our Common Stock issued at that time.

Section 409A

If an award is subject to Section 409A of the Code, but does not comply with the requirements of Section 409A of the Code, the taxable events as described above could apply earlier than described, and could result in the imposition of additional taxes and penalties. Recipients are urged to consult with their tax advisors regarding the applicability of Section 409A of the Code to their awards.

Potential Limitation on Company Deductions

Section 162(m) of the Code generally disallows a tax deduction for compensation in excess of $1 million paid in a taxable year by a publicly held corporation to its chief executive officer and certain other “covered employees.” The Board and the Compensation Committee intend to consider the potential impact of Section 162(m) on grants made under the 2023 Incentive Plan, but reserve the right to approve grants of options and other awards for an executive officer that exceed the deduction limit of Section 162(m).

Restrictions on Resale

Certain officers and directors of the Company may be deemed to be “affiliates” of the Company as that term is defined under the Securities Act. The Common Stock acquired under the 2023 Incentive Plan by an affiliate may be reoffered or resold only pursuant to an effective registration statement or pursuant to Rule 144 under the Securities Act or another exemption from the registration requirements of the Securities Act. It is intended that the shares issuable pursuant to the 2023 Incentive Plan will be registered under the Securities Act.

Tax Withholding

As and when appropriate, we shall have the right to require each optionee purchasing shares of Common Stock and each grantee receiving an award of shares of Common Stock under the 2023 Incentive Plan to pay any federal, state or local taxes required by law to be withheld.

Vote Required and Recommendation

This 2023 Incentive Plan Amendment Proposal will be approved with the affirmative vote of a majority of the votes cast at the Special Meeting. You may vote “for” or “against,” or abstain from voting on, the 2023 Incentive Plan Amendment Proposal. As a result, abstentions and “broker non-votes”, if any, will have no effect on the outcome of the 2023 Incentive Plan Amendment Proposal.

THE BOARD RECOMMENDS A VOTE “FOR” the 2023 Incentive Plan Amendment Proposal

EXECUTIVE COMPENSATION

The following table shows the total compensation paid or accrued during the last two fiscal years ended December 31, 2024 to our Chief Executive Officer and Chief Financial Officer. As of December 31, 2024, there were no other executive officers who earned more than $100,000 during the fiscal year ended December 31, 2024 and were serving as executive officers as of such date (the “Named Executive Officers”).

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	All Other Compensation ($)	Total ($)
Tiago Reis Marques (2)	2024	450,000	-	22,241	167,818	-	640,059
Chief Executive Officer	2023	450,000	30,000	57,347	-	-	537,347
Daniel Schneiderman (3)	2024	330,000	-	-	100,223	-	430,223
Chief Financial Officer	2023	330,000	15,939	-	-	-	345,939
Graeme Currie (4)	2024	386,535	-	-	48,276		434,811
Chief Development Officer	2023	330,647	15,970	-	98,247	-	444,864

(1)	In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance.

(2)	Dr. Marques has served as Director and Chief Executive Officer since August 2020. Total compensation for 2024 for Dr. Marques includes i) $22,241 for stock awards representing the grant date fair value of the issuance of 4,168 shares of Common Stock pursuant to the vesting of RSUs originally issued in December 2021 and ii) $167,818 for the issuance of stock options to purchase 26,669 shares of Common Stock in March 2024. Total compensation for 2023 for Dr. Marques includes $57,347 for stock awards representing the grant date fair value of the issuance of 5,832 shares of Common Stock pursuant to the vesting of RSUs originally issued in December 2021.

(3)	Mr. Schneiderman was hired as Chief Financial Officer of the Company on October 11, 2022. Total compensation for 2024 for Mr. Schneiderman includes $100,223 for the issuance of stock options to purchase 15,927 shares of Common Stock in March 2024.

(4)	Dr. Currie resigned as Chief Development Officer effective as of November 15, 2024.

Outstanding Equity Awards at December 31, 2024

The following table summarizes, for each of our Named Executive Officers, the number of shares of our Common Stock underlying outstanding stock options held as of December 31, 2024:

			Option Awards				Stock Awards
Name		Grant Date	Number of Shares Underlying Unexercised Options (#) Exercisable	Number of Shares Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Units of Stock That Have Not Vested	Market Value of Units of Stock That Have Not Vested
Tiago Reis Marques, Chief Executive Officer	(1)	12/20/2021	10,000	-	$28.80	12/20/2031	-	$-
	(2)	03/1/24	11,669	15,000	$8.13	3/1/2034	-	$-
Daniel Schneiderman, Chief Financial Officer	(3)	10/11/2021	10,000	5,000	$25.20	10/11/2031	-	$-
	(4)	3/1/2024	5,927	10,000	$8.13	3/1/2034	-	$-
Graeme Currie, Chief Development Officer	(5)	2/24/2023	11,250	-	$9.82	2/24/2033	-	$-
	(6)	03/1/24	5,938	-	$8.13	3/1/2034	-	$-

(1)	Under the terms of Dr. Marques’ Executive Employment Agreement, on December 20, 2021, he received (i) a grant of 10,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date and (ii) a grant of 10,000 restricted stock units (“RSUs”). Dr. Marques’ stock options and RSUs each vest over three years, with one-third vesting 12 months after the grant date, and the remainder vesting in equal tranches quarterly for two years thereafter.

(2)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Marques received a grant of 26,669 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 11,669 shares vested immediately and 5,000 shares vested on February 28, 2025 and then 10,000 shares vest in equal quarterly tranches for each of the two years thereinafter.

(3)	Under the terms of Mr. Schneiderman’s Executive Employment Agreement, on October 11, 2022, he received a grant of 15,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. Mr. Schneiderman’s stock options each vest over three years, with one-third vesting one year after the grant date, one-third vesting two years after the grant date and the one-third vesting three years after the grant date.

(4)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Schneiderman received a grant of 15,927 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,927 shares vested immediately 3,334 shares vested on February 28, 2025 and 6,666 shares vest in equal quarterly tranches for each of the two years thereinafter.

(5)	Under the terms of Dr. Currie’s Executive Employment Agreement, on February 24, 2023, he received a grant of 15,000 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,000 of Mr. Currie’s stock options vested on June 30, 2023 and the remaining 10,000 stock options were due to vest in equal quarterly tranches over each of the next two years. Upon Dr. Currie’s resignation on November 15, 2024, 3,750 unvested stock options were cancelled, and the 11,250 vested stock options were cancelled 90 days following Dr. Currie’s termination date on February 13, 2025.

(6)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Currie received a grant of 5,938 stock options at an exercise price equal to the closing price of the Company’s Common Stock on the grant date. 5,938 shares vested immediately. The 5,938 vested stock options were cancelled 90 days following Dr. Currie’s termination date on February 13, 2025.

There were no option exercises by our Named Executive Officers during our fiscal years ended December 31, 2024 or 2023.

Employment Agreements with our Named Executive Officers

Employment Agreement with Dr. Tiago Reis Marques

On January 1, 2022, we entered into an employment agreement with Dr. Marques. Under the terms of Dr. Marques’ employment agreement, he holds the position of Chief Executive Officer and receives a base salary of $533,000 annually (effective January 1, 2025). In addition, Dr. Marques is eligible to receive an annual bonus, with a target amount equal to fifty-five percent (55%) of Dr. Marques’ annual base salary (effective January 1, 2025). The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Dr. Marques’ individual performance. Pursuant to the terms of his employment agreement, Dr. Marques is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Dr. Marques’ employment agreement, Dr. Marques was paid $100,000 as a sign on bonus. We also issued to Dr. Marques stock options to purchase 10,000 shares of Common Stock under the Pasithea Therapeutics Corp. 2021 Stock Incentive Plan (the “2021 Incentive Plan”), with one-third of the total shares vesting on the 12-month anniversary of the grant date, and the remainder vesting in equal quarterly installments thereinafter. Further, we issued to Dr. Marques RSUs exercisable for 10,000 shares of Common Stock, with one-third of the total shares underlying the RSUs vesting upon the 12-month anniversary of the grant date, with the remainder vesting in equal quarterly installments thereafter.

We may terminate Dr. Marques’ employment at any time with or without Cause (as that term is defined in Mr. Marques’ employment agreement) and with or without advance notice to Dr. Marques, and Dr. Marques may terminate his employment at any time for any reason upon providing 90 days’ written notice to the Company.

In the event we terminate Dr. Marques’ employment without Cause, we will pay Dr. Marques the equivalent of 12 months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Dr. Marques’ executing a release of claims against the Company. If we terminate Dr. Marques’ employment for any other reason, Dr. Marques will receive no compensation other than what he has earned at the time of the termination, and he will not be entitled to any severance benefits.

Employment Agreement with Daniel Schneiderman

On October 11, 2022, we entered into an employment agreement with Mr. Schneiderman. Under the terms of Mr. Schneiderman’ employment agreement, he holds the position of Chief Financial Officer and receives a base salary of $391,000 annually (effective January 1, 2025). In addition, Mr. Schneiderman is eligible to receive an annual bonus, with a target amount equal to forty percent (40%) of Mr. Schneiderman’s annual base salary (effective January 1, 2025). The actual amount of each bonus will be determined by the sole discretion of our Compensation Committee and will be based upon both the Company’s performance and Mr. Schneiderman’s individual performance. Pursuant to the terms of his employment agreement, Mr. Schneiderman is also eligible to participate in all incentive and deferred compensation programs available to other executives or officers of the Company, and will be eligible to participate in any employee benefit plans and equity plans that we may adopt, which plans may be amended by the Company from time to time in its sole discretion.

Pursuant to Mr. Schneiderman’s employment agreement, Mr. Schneiderman was paid $30,000 as a sign on bonus. We also issued to Mr. Schneiderman stock options to purchase 15,000 shares of Common Stock under our 2021 Incentive Plan, with one-third of the total shares vesting on the one year anniversary of the grant date, one-third of the total shares vesting on the two year anniversary of the grant date, and one-third of the total shares vesting on the three year anniversary of the grant date.

We may terminate Mr. Schneiderman’s employment at any time with or without Cause (as that term is defined in Mr. Schneiderman’s employment agreement) and with or without advance notice to Mr. Schneiderman, and Mr. Schneiderman may terminate his employment at any time for any reason upon providing 60 days’ written notice to the Company.

In the event we terminate Mr. Schneiderman’s employment without Cause, we will pay Mr. Schneiderman the equivalent of six months of his base annual salary in effect as of the date of termination, subject to standard payroll deductions and withholdings and Mr. Schneiderman’s executing a release of claims against the Company. His stock options will also accelerate and fully vest on his termination date. If we terminate Mr. Schneiderman’s employment for any other reason, Mr. Schneiderman will receive no compensation other than what he has earned at the time of the termination and he will not be entitled to any severance benefits.

Incentive Award Plans

2021 Incentive Plan

On July 15, 2021, our Board adopted the 2021 Incentive Plan, which plan was approved by our stockholders on July 15, 2021. Under the 2021 Incentive Plan, we were able to grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The 2021 Incentive Plan provided for the grant of non-qualified stock options, incentive stock options, restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.

2023 Incentive Plan

On October 6, 2023, our Board adopted the 2023 Incentive Plan, and our stockholders approved the 2023 Incentive Plan at our 2023 annual meeting of stockholders on December 19, 2023 (the “Stockholder Approval Date”). As of the Stockholder Approval Date, no new grants of awards were made under the 2021 Incentive Plan and all new grants of awards will be made under the 2023 Incentive Plan. All unused shares of Common Stock reserved under our 2021 Incentive Plan and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan will be rolled over for issuance under the 2023 Incentive Plan. The 2023 Incentive Plan provides for the grant of non-qualified stock options, incentive stock options, restricted stock awards, RSUs, unrestricted stock awards, stock appreciation rights and other forms of stock-based compensation.

On September 3, 2025, at our 2025 annual meeting of stockholders, our stockholders approved an amendment (the “Prior Plan Amendment”) to our 2023 Incentive Plan increasing the number of shares of Common Stock authorized for issuance under the 2023 Incentive Plan by 1,750,000 shares to 2,014,221 shares. The Prior Plan Amendment became effective following its approval by our stockholders.

The foregoing descriptions of the 2021 Incentive Plan, the 2023 Incentive Plan and the Prior Plan Amendment are intended to be summaries only. These summaries are qualified in their entirety by the full text of the 2021 Incentive Plan, the 2023 Incentive Plan and the Prior Plan Amendment, copies of which are filed as exhibits to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024 and our Current Report on Form 8-K filed with the SEC on September 3, 2025, and incorporated herein by reference.

Indemnification Agreements

We have entered into indemnification agreements with each of our directors and executive officers. These agreements, among other things, require us or will require us to indemnify each director and executive officer to the fullest extent permitted by Delaware law, including indemnification of expenses such as attorneys’ fees, judgments, fines and settlement amounts incurred by the director or executive officer in any action or proceeding, including any action or proceeding by or in right of us, arising out of the person’s services as a director or executive officer. For further information, see “–Limitations on Liability and Indemnification Matters” below.

Policies and Procedures for Related Person Transactions

Our Board has adopted a written related person transaction policy, setting forth the policies and procedures for the review and approval or ratification of related person transactions. This policy covers, with certain exceptions as set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved will be the lesser of $120,000 or 1% of assets the average of our total assets at year-end for the last two completed fiscal years, in any fiscal year and a related person had, has or will have a direct or indirect material interest, including without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. In reviewing and approving any such transactions, our Audit Committee is tasked to consider all relevant facts and circumstances, including, but not limited to (i) whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction with an unrelated party; (ii) the extent of the related person’s interest in the transaction; (iii) the benefits to the Company; (iv) the impact on a director’s independence in the event the related person is a director, an immediately family member of a director or an entity in which a director is a partner, stockholder or executive officer; (v) the availability of other sources for comparable products or services; (vi) the terms of the transaction; and (vii) the terms available to unrelated third parties.

All related-party transactions may only be consummated if our Audit Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Any member of the Audit Committee who is a related person with respect to a transaction under review will not be permitted to participate in the deliberations or vote respecting approval or ratification of the transaction. However, such director may be counted in determining the presence of a quorum at a meeting of the Audit Committee that considers the transaction.

Limitations on Liability and Indemnification Matters

Our Certificate limits our directors’ liability to the fullest extent permitted under Delaware law, which prohibits our Certificate from limiting the liability of our directors for the following:

●	any breach of the director’s duty of loyalty to us or our stockholders;

●	acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law;

●	unlawful payment of dividends or unlawful stock repurchases or redemptions; or

●	any transaction from which the director derived an improper personal benefit.

If Delaware law is amended to authorize corporate action further eliminating or limiting the personal liability of a director, then the liability of our directors will be eliminated or limited to the fullest extent permitted by Delaware law, as so amended.

Our Second Amended and Restated Bylaws (the “Bylaws”) provide that we indemnify our directors and officers to the fullest extent permitted under Delaware law and that we shall have the power to indemnify our employees and agents to the fullest extent permitted by law. Our Bylaws also permit us to secure insurance on behalf of any officer, director, employee or other agent for any liability arising out of his or her actions in this capacity, regardless of whether we would have the power to indemnify such person against such expense, liability or loss under the DGCL.

We have entered into indemnification agreements with our directors and officers, in addition to indemnification provided for in our Bylaws. These agreements, among other things, provide for indemnification of our directors and officers for expenses, including attorneys’ fees, judgments, fines and settlement amounts incurred by such persons in any action or proceeding arising out of this person’s services as a director or officer or at our request. We believe that these provisions in our Certificate and Bylaws and indemnification agreements are necessary to attract and retain qualified persons as directors and executive officers.

The above description of the limitation of liability and indemnification provisions of our Certificate, our Bylaws and our indemnification agreements is not complete and is qualified in its entirety by reference to these documents, each of which is filed as an exhibit to our Annual Report on Form 10-K for the fiscal year ended December 31, 2024.

The limitation of liability and indemnification provisions in our Certificate and Bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against directors and officers, even though an action, if successful, might benefit us and our stockholders. A stockholder’s investment may be harmed to the extent we pay the costs of settlement and damage awards against directors and officers pursuant to these indemnification provisions.

Insofar as indemnification for liabilities under the Securities Act may be permitted to directors, officers or persons controlling us pursuant to the foregoing provisions, we have been informed that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable. There is no pending litigation or proceeding naming any of our directors or officers as to which indemnification is being sought, nor are we aware of any pending or threatened litigation that may result in claims for indemnification by any director or officer.

Director Compensation

The following table sets forth for each non-employee director that served as a director during the year ended December 31, 2024 certain information concerning his or her compensation for the year ended December 31, 2024:

Year Ended December 31, 2024

Name		Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($) (1)	Non-equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($) (2)
Professor Lawrence Steinman	(3)	250,000	-	47,195	-	-	-	297,195
Simon Dumesnil	(4)	60,000	-	47,195	-	-	-	107,195
Dr. Emer Leahy	(5)	60,000	-	47,195	-	-	-	107,195
Alfred Novak	(6)	60,000	-	31,463	-	-	-	91,463

(1)	In accordance with SEC rules, the amounts in this column reflect the fair value on the grant date of the option awards granted to the named executive, calculated in accordance with ASC Topic 718. Stock options were valued using the Black-Scholes model. The grant-date fair value does not necessarily reflect the value of shares which may be received in the future with respect to these awards. The grant-date fair value of the stock options in this column is a non-cash expense for the Company that reflects the fair value of the stock options on the grant date and therefore does not affect our cash balance. The fair value of the stock options will likely vary from the actual value the holder receives because the actual value depends on the number of options exercised and the market price of our Common Stock on the date of exercise. For a discussion of the assumptions made in the valuation of the stock options, see Note 5 (Stockholders’ Equity) to our financial statements, which are included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2024. The aggregate number of shares of Common Stock underlying stock options outstanding as of December 31, 2024 held by each of Prof. Lawrence Steinman, Simon Dumesnil, Dr. Emer Leahy and Alfred Novak was 12,500, 12,500, 12,500 and 10,000, respectively.

(2)	All directors receive reimbursement for reasonable out of pocket expenses in attending Board meetings and for participating in our business.

(3)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Steinman received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(4)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Dumesnil received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(5)	Under the terms of the Company’s 2023 Incentive Plan, Dr. Leahy received a grant of 7,500 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024.

(6)	Under the terms of the Company’s 2023 Incentive Plan, Mr. Novak received a grant of 5,000 stock options at an exercise price of $8.13 per share, equal to the closing price of the Company’s Common Stock on the grant date of March 1, 2024. $10,000 of the fees earned for services rendered during fiscal year 2024 have been paid in fiscal year 2025.

Compensation Policy for Non-Employee Directors

The material terms of the non-employee director compensation program, as it is currently contemplated, are summarized below.

The non-employee director compensation program provides for annual retainer fees and/or long-term equity awards for our non-employee directors. Each non-employee director is eligible to receive an annual retainer of $50,000 plus an additional (i) $10,000 for serving as Chair of the Compensation Committee or the Nominating and Corporate Governance Committee or (ii) $15,000 (effective as of January 1, 2025) for serving as Chair of the Audit Committee. A non-employee director serving as Chairman of the Board is eligible to receive an additional annual retainer of $35,000 (effective as of October 1, 2025). Additionally, upon joining the Board, non-employee directors are eligible to receive stock options to purchase 5,000 shares of Common Stock, with 50% of the shares subject to the options vesting after the first year of service and 50% vesting after the second year.

Compensation under our non-employee director compensation policy is subject to the annual limits on non-employee director compensation set forth in the 2023 Incentive Plan, as described above. Our Board or an authorized committee may modify the non-employee director compensation program from time to time in the exercise of its business judgment, taking into account such factors, circumstances and considerations as it shall deem relevant from time to time, subject to the annual limit on non-employee director compensation set forth in the 2023 Incentive Plan. As provided in the 2023 Incentive Plan, our Board or its authorized committee may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board or its authorized committee may determine in its discretion.

Consulting Agreement with Prof. Lawrence Steinman

A consulting agreement between us and Prof. Lawrence Steinman (as amended effective as of October 1, 2025, the “Steinman Consulting Agreement”) memorializes the compensation arrangements pursuant to which Prof. Steinman has been compensated for his services to our Company, as previously disclosed in our public filings. Pursuant to the Steinman Consulting Agreement, Prof. Steinman provides a variety of consulting and advisory services relating principally to the clinical and commercial development of our product candidates, including our research and development strategy through all phases of discovery and preclinical development, identifying potential partners for our pre-clinical assets, and business development efforts related to our pre-clinical assets, among other things. Pursuant to the Steinman Consulting Agreement, Prof. Steinman receives $1.00 per quarter for his services (effective as of October 1, 2025).

The Company’s Policies and Practices Related to the Grant of Certain Equity Awards Close in Time to the Release of Nonpublic Information

We do not have any formal policy that requires us to grant, or avoid granting, equity-based compensation to our executive officers at certain times. Consistent with our annual compensation cycle, the Compensation, Corporate Governance and Nominating Committee has for several years granted annual equity awards to its executive officers and directors at the start of the new fiscal year. The timing of any equity grants to executive officers in connection with new hires, promotions, or other non-routine grants is tied to the event giving rise to the award (such as an executive officer’s commencement of employment or promotion effective date). As a result, in all cases, the timing of grants of equity awards, including stock options, occurs independent of the release of any material nonpublic information, and we do not time the disclosure of material nonpublic information for the purpose of affecting the value of equity-based compensation.

No stock options were issued to executive officers in fiscal year 2024 during any period beginning four business days before the filing of a periodic report or current report disclosing material non-public information and ending one business day after the filing or furnishing of such report with the SEC.

Recent Compensation Arrangements

On October 24, 2025, the Board approved the following compensation arrangements for the Company’s executive officers and directors. After consulting with a compensation consultant and considering the compensation arrangements for executive officers and directors among the Company’s peer group, the Board determined that the following new compensation arrangements would bring the Company more in line with such peer group, while also conserving cash, as appropriate and where noted below, given the Company’s cash constraints at such time.

Executive Officer Cash Compensation. The Board approved an increase in the base salary of the Company’s Chief Executive Officer, Dr. Tiago Reis Marques, to $533,000, a decrease in the target bonus percentage for Dr. Marques to 55% of annual base salary, an increase in the base salary of the Company’s Chief Financial Officer, Daniel Schneiderman, to $391,000, and an increase in the target bonus percentage for Mr. Schneiderman to 40% of annual base salary. Such changes were effective retroactive to January 1, 2025.

Option Awards to Executive Officers and Employees. The Board approved the following stock option awards, each of which has an exercise price of $0.715 per share, the closing price of the Common Stock as reported on The Nasdaq Capital Market (“Nasdaq”) on October 24, 2025 (the “Grant Date”), in accordance with the terms of the 2023 Incentive Plan: Dr. Marques, options to purchase 493,341 shares of Common Stock; Mr. Schneiderman, options to purchase 317,266 shares of Common Stock; and certain employees options to purchase an aggregate of 352,266 shares of Common Stock. Each such option award will vest as to 33% of the shares subject thereto on the one year anniversary of the Grant Date, and the remaining shares will vest in equal quarterly installments thereafter for the next two years, subject to continued service; provided, that the shares underlying such options will fully vest upon a Change in Control (as defined in the 2023 Incentive Plan).

Director Cash Compensation. The annual cash retainer for the Chair of the Audit Committee of the Board was increased by $5,000 to $15,000, effective as of January 1, 2025. In addition, in an effort to conserve cash for the Company, the total annual cash compensation for the Chair of the Board was reduced from $100,000 to $35,000, effective as of October 1, 2025.

Option Awards to Non-Employee Directors. The Board approved annual stock option awards for fiscal year 2025 to each of the Company’s non-employee directors, Prof. Lawrence Steinman, Dr. Emer Leahy, Simon Dumesnil and Alfred Novak, each of which entitles such individuals to purchase 42,913 shares of Common Stock each, and each of which has an exercise price of $0.715 per share, the closing price of the Common Stock as reported on Nasdaq on the Grant Date, in accordance with the terms of the 2023 Incentive Plan. Each such option award will vest in full on the one year anniversary of the Grant Date, subject to continued service; provided, that the shares underlying such options will fully vest upon a Change in Control (as defined in the 2023 Incentive Plan).

Consulting Arrangement. In an effort to further conserve cash for the Company, the Board approved an amendment to the Company’s consulting agreement with Prof. Steinman, effective as of October 1, 2025, such that payments due thereunder from the Company to Prof. Steinman were reduced from an amount of $25,000 per quarter to an amount of $1.00 per quarter. In recognition of Prof. Steinman’s efforts to help the Company conserve cash, the Board also approved a one-time stock option award to Prof. Steinman entitling him to purchase 200,000 shares of Common Stock, which has an exercise price of $0.715 per share, the closing price of the Common Stock as reported on Nasdaq on the Grant Date, in accordance with the terms of the 2023 Incentive Plan. Such option award will vest in full on the one year anniversary of the Grant Date, subject to continued service; provided, that the shares underlying such option will fully vest upon a Change in Control (as defined in the 2023 Incentive Plan).

On December 17, 2025, as a result of their efforts in connection with the recent capital raise and achievement of certain clinical and operational milestones, the Compensation Committee of the Board approved (i) an annual bonus for fiscal year 2025 to Dr. Marques and Mr. Schneiderman of $293,150 and $156,400, respectively, and (ii) a one-time special bonus to Dr. Marques and Mr. Schneiderman of $200,000 and $150,000, respectively.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND
MANAGEMENT AND RELATED STOCKHOLDER MATTERS

Security Ownership of Certain Beneficial Holders and Management

The following table sets forth information with respect to the beneficial ownership of our Common Stock as of December 17, 2025 by:

●	each of our Named Executive Officers;

●	each of our directors; and

●	all of our executive officers and directors as a group.

The number of shares beneficially owned by each stockholder is determined in accordance with the rules issued by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. Except as indicated in the footnotes below, we believe, based on the information furnished to us, that the individuals and entities named in the table below have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, subject to any community property laws.

Percentage ownership of our Common Stock is based on 23,091,062 shares of Common Stock outstanding as of December 17, 2025. In computing the number of shares beneficially owned by an individual or entity and the percentage ownership of that person, shares of Common Stock subject to options, restricted units, warrants or other rights held by such person that are currently exercisable or will become exercisable within 60 days of December 17, 2025 are considered outstanding, although these shares are not considered outstanding for purposes of computing the percentage ownership of any other person.

To calculate a stockholder’s percentage of beneficial ownership of Common Stock, we must include in the numerator and denominator those shares of Common Stock, as well as those shares of Common Stock underlying options, warrants and convertible securities, that such stockholder is considered to beneficially own. Shares of Common Stock underlying options, warrants and convertible securities, held by other stockholders, however, are disregarded in this calculation. Therefore, the denominator used in calculating beneficial ownership of each of the stockholders may be different.

Unless otherwise indicated, the address of each beneficial owner listed below is c/o Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139. To our knowledge, there is no arrangement, including any pledge by any person of securities of the Company, the operation of which may at a subsequent date result in a change in control of the Company.

	Beneficial Ownership Common Stock
Name of Beneficial Owner	Shares (1)	% (2)
5% or Greater Stockholders
Vivo Opportunity Fund Holdings, L.P. (3)	17,560,467	9.9%
Janus Henderson Group plc (4)	10,229,652	9.9%
Squadron Capital Management, LLC (5)	2,252,930	9.8%
Named Executive Officers and Directors:
Dr. Tiago Reis Marques (6)	103,753	*
Daniel Schneiderman (7)	53,427	*
Prof. Lawrence Steinman (8)	217,191	*
Dr. Emer Leahy (9)	40,833	*
Simon Dumesnil (10)	43,333	*
Alfred Novak (11)	10,167	*
Dr. Graeme Currie (12)	-	*
All Current Directors and Executive Officers as a group (6 persons) (13)	468,704	2.0%

*	Less than 1%.

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. All entries exclude beneficial ownership of shares issuable pursuant to warrants, options or other derivative securities that have not vested or that are not otherwise exercisable as of the date hereof or which will not become vested or exercisable within 60 days.

(2)	Percentages are rounded to the nearest tenth of a percent. Percentages are based on 23,091,062 shares of Common Stock outstanding as of December 17, 2025. Warrants, stock options or other derivative securities that are presently exercisable or exercisable within 60 days are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage ownership of that person, but are not treated as outstanding for the purpose of computing the percentage of any other person.

(3)	Percentage ownership information is based on information disclosed in a statement on Schedule 13G filed with the SEC on December 5, 2025 on behalf of Vivo Opportunity Fund Holdings, L.P., Vivo Opportunity, LLC, Vivo Opportunity Cayman Fund, L.P. and Vivo Opportunity Cayman, LLC. The business address for Vivo Opportunity Fund Holdings, L.P., Vivo Opportunity, LLC, Vivo Opportunity Cayman Fund, L.P. and Vivo Opportunity Cayman, LLC is 192 Lytton Avenue, Palo Alto, California 94301.

(4)	Percentage ownership information is based on information disclosed in a statement on Schedule 13G filed with the SEC on December 8, 2025 on behalf of Janus Henderson Group plc. The business address for Janus Henderson Group plc is 201 Bishopsgate, EC2M 3AE, United Kingdom.

(5)	Percentage ownership information is based on information disclosed in a statement on Schedule 13G filed with the SEC on December 5, 2025 on behalf of Squadron Master Fund LP, Squadron Capital Management, LLC, Matthew Sesterhenn and William Blank. The business address for Squadron Master Fund LP, Squadron Capital Management, LLC, Matthew Sesterhenn and William Blank is c/o Squadron Capital Management, LLC, 999 Oakmont Plaza Drive, Suite 600, Westmont, Illinois 60559.

(6)	Includes (i) 73,334 shares of Common Stock and (ii) 30,419 shares of Common Stock issuable upon exercise of vested stock options. Excludes 499,591 unvested options.

(7)	Includes (i) 26,667 shares of Common Stock and (ii) 26,760 shares of Common Stock issuable upon exercise of vested stock options. Excludes 321,433 unvested stock options.

(8)	Includes (i) 199,691 shares of Common Stock, (ii) 10,000 shares of Common Stock issuable upon exercise of warrants and (iii) 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 247,913 unvested stock options.

(9)	Includes (i) 33,333 shares of Common Stock and (ii) 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 47,913 unvested stock options.

(10)	Includes (i) 35,833 shares of Common Stock and (ii) 7,500 shares of Common Stock issuable upon exercise of vested stock options. Excludes 47,913 unvested stock options.

(11)	Includes (i) 3,500 shares of Common Stock and (ii) 6,667 shares of Common Stock issuable upon exercise of vested stock options. Excludes 46,246 unvested stock options.

(12)	Dr. Currie resigned from his position as Chief Development Officer effective as of November 15, 2024. As of the date of his resignation, he held no shares of Common Stock and all vested stock options held by Dr. Currie have been cancelled as of December 17, 2025.

(13)	Excludes Dr. Graeme Currie.

Securities Authorized for Issuance Under Existing Equity Compensation Plans

The following table summarizes certain information regarding our equity compensation plans as of December 31, 2024, including our 2021 Incentive Plan and our 2023 Incentive Plan. Upon the adoption by our stockholders of the 2023 Incentive Plan on December 19, 2023, all unused shares of Common Stock reserved under our 2021 Incentive Plan, and shares from outstanding awards that are canceled or forfeited under the 2021 Incentive Plan, are available for issuance under the 2023 Incentive Plan:

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted-Average Exercise Price of Outstanding Options (2)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (2)
	(a)	(b)	(c)
Equity compensation plans approved by security holders (1)	182,034	$21.17	101,609
Equity compensation plans not approved by security holders	-	$-	-
Total	182,034	$-	101,609

(1)	Consists of stock options exercisable for 82,500 shares of Common Stock outstanding under the 2021 Incentive Plan and 99,534 shares of Common Stock outstanding under the 2023 Incentive Plan as of December 31, 2024. Excludes 101,609 shares available under the 2023 Incentive Plan as of December 31, 2024. Also excludes (i) 1,750,000 additional shares that became available under the 2023 Incentive Plan after the Company’s stockholders approved an amendment to the 2023 Incentive Plan at the Company’s 2025 annual meeting of stockholders and (ii) 11,985,779 additional shares that may be available under the 2023 Incentive Plan if stockholders approve the 2023 Incentive Plan Amendment Proposal.

(2)	The number of shares of Common Stock available for grant and issuance under the 2023 Incentive Plan is subject to an automatic annual increase on January 1 of each year beginning on January 1, 2024 by an amount equal to 3% of the total number of shares of Common Stock outstanding on December 31 of the preceding calendar year.

ADDITIONAL INFORMATION

Requirements for Stockholder Proposals to be Considered for Inclusion in our Proxy Materials

Pursuant to SEC Rule 14a-8, certain stockholder proposals may be eligible for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders. To be considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders, stockholder proposals must be received by our Secretary at our principal executive offices no later than the close of business on March 26, 2026. However, if the date of the 2026 annual meeting of stockholders has been changed by more than 30 days from the date of our 2025 annual meeting of stockholders, then the deadline to be considered for inclusion in the Company’s proxy statement for the 2026 annual meeting of stockholders is a reasonable time before we begin to print and send our proxy materials for the 2026 annual meeting of stockholders. We will announce such date in a current report on Form 8-K. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Requirements for Stockholder Proposals to be Brought Before an Annual Meeting

Our Bylaws provide that, for stockholder nominations to the Board or other proposals to be considered at an annual meeting, the stockholder must have given timely notice thereof in writing to the Secretary at the principal executive offices of the Company. To be timely, the stockholder’s notice must be delivered to or mailed and received by us not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the anniversary date of the prior year’s annual meeting, except that if the annual meeting is set for a date that is not within 30 days before or 70 days after such anniversary date, we must receive the notice not earlier than the close of business on the 120th day nor later than the close of business on the 90th day prior to the date of the annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Assuming the date of our 2026 annual meeting of stockholders is not so advanced or delayed, stockholders who wish to make a proposal at our 2026 annual meeting of stockholders must notify us no earlier than May 6, 2026 and no later than June 5, 2026. Any such proposal shall be mailed to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary.

Further, if you intend to nominate a director and solicit proxies in support of such director nominee(s) at our 2026 annual meeting of stockholders, you must also provide the notice and additional information required by Rule 14a-19 to: Pasithea Therapeutics Corp., 1111 Lincoln Road, Miami Beach, Florida 33139, Attn.: Secretary, no later than July 5, 2026. This deadline under Rule 14a-19 does not supersede any of the timing requirements for advance notice under our Bylaws. The supplemental notice and information required under Rule 14a-19 is in addition to the applicable advance notice requirements under our Bylaws as described in this section and it shall not extend any such deadline set forth under our Bylaws.

Incorporation by Reference

A copy of the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, as filed with the SEC, may be obtained by stockholders without charge by written or oral request, or may be accessed on the Internet at www.sec.gov or www.pasithea.com.

Householding

Under the rules adopted by the SEC, we may deliver proxy materials to one address shared by two or more of our stockholders. This delivery method is referred to as “householding” and can result in significant cost savings. To take advantage of this opportunity, we have delivered only one copy of the proxy materials to multiple stockholders who share an address, unless we received contrary instructions from the impacted stockholders prior to the mailing date. We agree to deliver promptly, upon written or oral request, a separate copy of the proxy materials, as requested, to any stockholder at the shared address to which a single copy of the proxy materials was delivered. If you prefer to receive separate copies of the proxy materials, contact Broadridge Financial Solutions, Inc. by calling 1-800-542-1061 or in writing at Broadridge, Householding Department, 51 Mercedes Way, Edgewood, New York 11717.

In addition, if you currently are a stockholder who shares an address with another stockholder and would like to receive only one copy of future proxy materials for your household, you may notify your broker if your shares are held in a brokerage account or you may notify us if you hold registered shares. Registered stockholders may notify us by contacting Broadridge Financial Solutions, Inc. at the above telephone number or address or sending a written request to Pasithea Therapeutics Corp., 1111 Lincoln Road, Suite 500, Miami Beach, FL 33139, Attention: Tiago Reis Marques, Chief Executive Officer.

Voting by Telephone or the Internet

Provision has been made for you to submit your proxy to vote your shares of Common Stock by telephone or via the Internet. You may also submit a proxy to vote your shares by mail. Please see the proxy card or voting instruction form accompanying this Proxy Statement for specific instructions on how to submit your proxy to vote by any of these methods.

Submitting your proxy to vote by telephone or via the Internet will not affect your right to vote during the Special Meeting should you decide to attend the Special Meeting virtually.

The telephone and Internet proxy submission procedures are designed to authenticate stockholders’ identities, to allow stockholders to give their voting instructions and to confirm that stockholders’ instructions have been recorded properly. The Company has been advised that the Internet proxy submission procedures that have been made available to you are consistent with the requirements of applicable law. Stockholders submitting a proxy to vote by phone or via the Internet should understand that there may be costs associated, such as usage charges from Internet access providers and telephone companies, which must be borne by the stockholder.

Other Matters

The Board does not know of any other matters that are to be presented for action at the Special Meeting.

By Order of the Board of Directors

Tiago Reis Marques
Chief Executive Officer and Director

December         , 2025

Miami, Florida

Annex A

CERTIFICATE OF AMENDMENT

TO THE

SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

PASITHEA THERAPEUTICS CORP.

Pasithea Therapeutics Corp. (the “Company”), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, does hereby certify as follows:

FIRST: That the second amended and restated certificate of incorporation of the Company, as amended, as heretofore further amended (the “Current Charter”) is hereby amended as follows:

Article IV of the Current Charter, be and hereby is further amended by replacing the first paragraph of paragraph (A) of Article IV with the following:

“(A) Classes of Stock. The total number of shares of all classes of capital stock that the Company is authorized to issue is 505,000,000 shares. The authorized capital stock is divided into: (i) 500,000,000 shares of common stock having a par value of $0.0001 per share (hereinafter, the “Common Stock”) and (ii) 5,000,000 shares of preferred stock having a par value of $0.0001 per share (hereinafter, the “Preferred Stock”).”

SECOND: The amendments set forth in this Certificate of Amendment were duly adopted by the Board of Directors of the Company and the stockholders of the Company in accordance with Section 242 of the General Corporation Law of the State of Delaware.

THIRD: This Certificate of Amendment shall be effective as of _______ Eastern Time on ________, ______.

A-1

IN WITNESS WHEREOF, the undersigned has duly executed this Certificate of Amendment on this _____ day of ______________, _____.

PASITHEA THERAPEUTICS CORP.

By:
Name:
Title:

A-2

Annex B

AMENDMENT

TO THE

Pasithea Therapeutics CORP.

2023 STOCK Incentive Plan

This Amendment (the “Amendment”) to the 2023 Stock Incentive Plan, as amended (the “Plan”), of Pasithea Therapeutics Corp. (the “Company”), is made as of December 18, 2025. All capitalized terms used but not defined in this Amendment shall have the meanings assigned to such terms in the Plan.

W I T N E S S E T H:

WHEREAS, Section 17.2 of the Plan reserves to the Board of Directors of the Company (the “Board”) the right to amend the Plan from time to time;

WHEREAS, the Board desires to increase the number of shares of Common Stock reserved for issuance under the Plan from 2,014,221 shares to 14,000,000 shares, subject to approval by the Company’s stockholders; and

WHEREAS, the Board desires that all such shares as well as up to 590,012 shares of Common Stock that may be added to the shares reserved under the Plan on January 1, 2026 pursuant to the Plan’s “evergreen” provision, be available for grants as Incentive Stock Options.

NOW, THEREFORE, be it effective as of the date hereof, the Plan is hereby amended as follows, subject to approval by the Company’s stockholders:

1.	Amendment to Section 4.1. Section 4.1(a) of the Plan is hereby amended and restated in its entirety, to read as follows:

(a)	Subject to adjustment pursuant to Section 4.2 and any other applicable provisions hereof, the maximum aggregate number of shares of Common Stock which may be issued under all Awards granted to Participants under the Plan shall be (i) 14,000,000 shares plus (ii) such number of unused shares of Common Stock reserved under the Pasithea Therapeutics Corp. 2021 Stock Incentive Plan (the “2021 Plan”) as of the Effective Date, which unused reserve shall be rolled into this Plan (subsections (i) and (ii) together, the “Share Reserve”); all of which shares may, but need not, be issued in respect of Incentive Stock Options. In addition, there shall be rolled into this Plan and added to the Share Reserve (but not issued in respect of Incentive Stock Options) such number of shares of Common Stock as become available for issuance under the Plan in accordance with Section 4.1(d) hereof. In addition, up to 590,012 shares of Common Stock that may become reserved under the Plan as a result of an increase in shares available for issuance under the Plan pursuant to Section 4.1(b) on January 1, 2026 may, but need not, be issued in respect of Incentive Stock Options.

2.	This Amendment shall be subject to approval by the stockholders of the Company within 12 months after the date this Amendment is adopted. Such stockholder approval shall be obtained in the manner and to the degree required under applicable laws.

3.	Except as set forth herein, the Plan shall remain in full force and effect without modification.

B-1

IN WITNESS WHEREOF, the undersigned officer hereby certifies that the foregoing amendment to the Plan was duly adopted and approved by the Board.

Dated: December 18, 2025	Pasithea Therapeutics CORP.

By:
Name:
Title:

B-2

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. V82464 - S29182 For Against Abstain ! ! ! ! ! ! 1 . Adoption and approval of an amendment to the Company's Second Amended and Restated Certificate of Incorporation, as amended and/or restated from time to time, to increase the number of the Company's authorized shares of common stock, par value $ 0 . 0001 per share (“Common Stock”), from 100 , 000 , 000 shares to 500 , 000 , 000 shares and to make a corresponding change to the number of authorized shares of capital stock ; and 2. Approval of an amendment to the Pasithea Therapeutics Corp. 2023 Stock Incentive Plan, as amended, to increase the maximum aggregate number of shares of Common Stock which shall be authorized for issuance thereunder by 11,985,779 shares. Please sign exactly as your name(s) appear(s) hereon . When signing as attorney, executor, administrator, or other fiduciary, please give full title as such . Joint owners should each sign personally . All holders must sign . If a corporation or partnership, please sign in full corporate or partnership name by authorized officer . PASITHEA THERAPEUTICS CORP. The Board of Directors recommends you vote “FOR” proposals 1 and 2. SCAN TO VIEW MATERIALS & VOTE I> PASITHEA THERAPEUTICS CORP. 1111 LINCOLN RD., SUITE 500 MIAMI BEACH, FLORIDA 33139 UNITED STATES VOTE BY INTERNET Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11 : 59 p . m . Eastern Time on January 27 , 2026 . Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form . During The Meeting - Go to www.virtualshareholdermeeting.com/KTTA2026SM You may attend the meeting via the Internet and vote during the meeting . Have the information that is printed in the box marked by the arrow available and follow the instructions . VOTE BY PHONE - 1 - 800 - 690 - 6903 Use any touch - tone telephone to transmit your voting instructions up until 11 : 59 p . m . Eastern Time on January 27 , 2026 . Have your proxy card in hand when you call and then follow the instructions . VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage - paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717 .

V82465 - S29182 PASITHEA THERAPEUTICS CORP. Special Meeting of Stockholders January 28, 2026 This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Tiago Reis Marques and Daniel Schneiderman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of PASITHEA THERAPEUTICS CORP . that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders to be held at 9 : 00 a . m . Eastern Time on January 28 , 2026 , via the Internet through a virtual web conference at www . virtualshareholdermeeting . com/KTTA 2026 SM and any adjournment or postponement thereof . This proxy, when properly executed, will be voted in the manner directed herein . If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations . Continued and to be signed on reverse side Important Notice Regarding the Availability of Proxy Materials for the Special Meeting: The Notice and Proxy Statement is available at www.proxyvote.com.